UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2006
COPANO ENERGY, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware	001-32329	51-0411678
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

2727 Allen Parkway, Suite 1200
Houston, Texas		77019
(Address of Principal Executive		(Zip Code)
Offices)
Registrant’s Telephone Number, including Area Code: (713) 621-9547
Not Applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES

Item 9.01 Financial Statements and Exhibits.
     (b) Pro Forma Financial Information.
     Unaudited pro forma consolidated statements of operations for the year ended December 31, 2005 and for the three months ended March 31, 2006.
COPANO ENERGY, L.L.C. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
Introduction
     Following are the unaudited pro forma consolidated statements of operations of Copano Energy, L.L.C. and its subsidiaries (“Copano”) for the year ended December 31, 2005 and for the three months ended March 31, 2006. The pro forma financial information gives effect to Copano’s acquisition of ScissorTail Energy, LLC (“ScissorTail”), the private placement of equity and debt and related financing transactions as described in the notes to the unaudited pro forma consolidated statements of operations herein (collectively, the “Transactions”). The unaudited pro forma consolidated statements of operations for the year ended December 31, 2005 and for the three months ended March 31, 2006 assume that the Transactions occurred on January 1, 2005. The Transaction adjustments are described in the accompanying notes to the unaudited pro forma consolidated statements of operations.
     The unaudited pro forma consolidated statements of operations and accompanying notes should be read together with Copano’s related historical consolidated financial statements and notes thereto included in its Annual Report on Form 10-K for the year ended December 31, 2005 and its Quarterly Report on Form 10-Q for the period ended March 31, 2006 as filed with the Securities and Exchange Commission and ScissorTail’s related historical financial statements and notes thereto included in Copano’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on August 3, 2005. The unaudited pro forma consolidated statements of operations were derived by adjusting the historical consolidated statements of operations of Copano and ScissorTail. These adjustments are based on currently available information and certain estimates and assumptions and, therefore, the actual effects of the Transactions may differ from the results reflected in the unaudited pro forma consolidated statements of operations. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects of the Transactions and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma consolidated statements of operations.
     The unaudited pro forma consolidated statements of operations are not necessarily indicative of the consolidated results of operations of Copano had the Transactions actually been completed on January 1, 2005. Moreover, the unaudited pro forma consolidated statements of operations do not project consolidated results of operations of Copano for any future period.

COPANO ENERGY, L.L.C. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

		Historical
	Historical	ScissorTail
	Copano	through
	and	July 31,	Transactions
	Subsidiaries	2005	Adjustments		Pro Forma
	(In millions)
Revenue:
Natural gas sales	$496.9	$118.8	$—		$615.7
Natural gas liquids sales	224.7	56.8	—		281.5
Transportation, compression and processing fees	15.1	0.3	—		15.4
Other	11.1	9.3	—		20.4

Total revenue	747.8	185.2	—		933.0

Costs and expenses:
Cost of natural gas sold	641.3	145.8	—		787.1
Transportation	2.3	—	—		2.3
Operations and maintenance	18.5	7.4	(0.2	)(a)	25.7
Depreciation and amortization	17.1	2.6	10.9	(b)	30.6
General and administrative	18.1	24.7	(22.6	)(c)	20.7
			0.5	(d)
Taxes other than income	1.2	—	0.2	(a)	1.4
Equity in earnings from unconsolidated affiliates	(0.9)	—	—		(0.9)

Total costs and expenses	697.6	180.5	(11.2)		866.9

Operating income	50.2	4.7	11.2		66.1
Interest and other income	0.7	0.2	—		0.9
Interest and other financing costs	(20.5)	(0.3)	20.8	(f)	(30.5)
			(30.5	)(g)

Income from continuing operations	$30.4	$4.6	$1.5	(e)	$36.5 (e)

Basic per unit income from continuing operations:
Income from continuing operations	$2.31				$2.17

Weighted average number of units	9.6		3.6	(h)	13.2

Diluted per unit income from continuing operations:
Income from continuing operations	$2.29				$2.16

Weighted average number of units	13.3		3.6	(h)	16.9

See accompanying notes to the unaudited pro forma consolidated statements of operations.

COPANO ENERGY, L.L.C. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2006

	Historical
	Copano
	and	Transactions
	Subsidiaries	Adjustments		Pro Forma
	(In millions)
Revenue:
Natural gas sales	$128.0	$—		$128.0
Natural gas liquids sales	75.3	—		75.3
Transportation, compression and processing fees	3.8	—		3.8
Other	6.9	—		6.9

Total revenue	214.0	—		214.0

Costs and expenses:
Cost of natural gas sold	176.7	—		176.7
Transportation	0.8	—		0.8
Operations and maintenance	7.2	—		7.2
Depreciation and amortization	7.6	—		7.6
General and administrative	6.1	—		6.1
Taxes other than income	0.4	—		0.4
Equity in earnings from unconsolidated affiliates	(0.2)	—		(0.2)

Total costs and expenses	198.6	—		198.6

Operating income	15.4	—		15.4
Interest and other income	0.2	—		0.2
Interest and other financing costs	(8.2)	2.5	(i)	(7.6)
		(1.9	)(j)

Income from continuing operations	$7.4	$0.6		$8.0

Basic per unit income from continuing operations:
Income from continuing operations	$0.41			$0.44

Weighted average number of units	14.7			14.7

Diluted per unit income from continuing operations:
Income from continuing operations	$0.40			$0.44

Weighted average number of units	18.3			18.3

See accompanying notes to the unaudited pro forma consolidated statements of operations.

COPANO ENERGY, L.L.C. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
          The unaudited pro forma consolidated statements of operations reflect the following Transactions:
•	new $350.0 million senior secured revolving credit facility with a borrowing of $160.0 million and related debt issuance costs;

•	issuance of $225.0 million of 8.125% senior notes due 2016 (the “Notes”) and related expenses;

•	retire existing senior indebtedness with proceeds from the new senior secured revolving credit facility and the Notes;

•	acquisition of ScissorTail and related expenses;

•	issuance of restricted units to employees of ScissorTail; and

•	placement of equity comprising 1,372,458 common units and 4,830,758 Class B units.
Pro Forma Adjustments
(a)	Reflects reclass of ScissorTail information to conform with Copano’s financial statement presentation.

(b)	Reflects depreciation and amortization based on the purchase price allocation of the new basis in property, plant and equipment and intangibles for the period from January 1, 2005 through July 31, 2005.

(c)	Reflects the reversal of certain one-time change of control payments that were incurred for the account of the pre-acquisition owners of ScissorTail.

(d)	Reflects the amortization of the intrinsic value of the restricted units issued to employees of ScissorTail at the closing of the acquisition of ScissorTail. Copano’s closing price of $28.50 per common unit on December 31, 2004 was used to establish the intrinsic value of these restricted units.

(e)	Excludes a nonrecurring charge of $1.9 million for the year ended December 31, 2005 related to the write-off of the remaining debt issuance costs associated with the existing senior indebtedness refinanced with proceeds from the Transactions. Such redemption is considered an early extinguishment of debt.

(f)	Reflects the reversal of $20.8 million of interest expense and amortization of debt issuance costs for the year ended December 31, 2005 related to the existing senior indebtedness repaid with proceeds from the Transactions.

(g)	Reflects $30.5 million for the year ended December 31, 2005 of interest expense and amortization of debt issuance costs related to the Transactions.

COPANO ENERGY, L.L.C. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(Continued)
(h)	Reflects the equity placement of 1,372,458 common units and 4,830,758 Class B units. Since the Class B units converted into common units on October 27, 2005, this pro forma adjustment reflects this conversion as if the conversion occurred on January 1, 2005.

(i)	Reflects the reversal of $2.5 million of interest expense and the amortization of debt issuance costs related to the existing senior indebtedness for the period from January 1, 2006 through February 6, 2006.

(j)	Reflects $1.9 million of interest expense and amortization of debt issuance costs for the period from January 1, 2006 through February 6, 2006 related to the Notes.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPANO ENERGY, L.L.C.
Date: June 1, 2006	By:	/s/ Matthew J. Assiff
		Name:	Matthew J. Assiff
		Title:	Senior Vice President and Chief Financial Officer